UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 4, 2019

Hines Global REIT, Inc.
__________________________________
Exact name of registrant as specified in its charter)

Maryland	000-53964	26-3999995
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2800 Post Oak Blvd, Suite 5000, Houston, Texas	77056-6118
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(888) 220-6121

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging Growth Company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Explanatory Note.

On February 4, 2019, Hines Global REIT 550 Terry Francois LP, a subsidiary of Hines Global REIT, Inc. (“Hines Global” or the “Company”), sold 550 Terry Francois to MB 550 TFB, Inc. (the “Purchaser”), a wholly-owned subsidiary of the The Gap, Inc. The Purchaser is not affiliated with Hines Global or its affiliates.

On February 6, 2019, Hines Global filed a Current Report on Form 8-K (the “Initial Report”) with regard to the sale of 550 Terry Francois. This amendment is being filed for the sole purpose of filing the financial statements and pro forma financial information required by Item 9.01 of Form 8-K, and should be read in conjunction with the Initial Report.

Item 9.01 Financial Statements and Exhibits.

(a) Pro Forma Financial Information. The following financial information is submitted at the end of this Current Report on Form 8-K and is filed herewith and incorporated herein by reference.

Hines Global REIT, Inc.

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2018
Unaudited Pro Forma Condensed Consolidated Statements of Operations for the Nine Months Ended September 30, 2018 and the Year Ended December 31, 2017
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hines Global REIT, Inc.

February 8, 2019	By:	/s/ J. Shea Morgenroth
Name: J. Shea Morgenroth
Title: Chief Accounting Officer and Treasurer

HINES GLOBAL REIT, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

On February 4, 2019, Hines Global REIT 550 Terry Francois LP, a subsidiary of Hines Global REIT, Inc. (“Hines Global” or the “Company”), sold 550 Terry Francois to MB 550 TFB, Inc. (the “Purchaser”), a wholly-owned subsidiary of the The Gap, Inc. The Purchaser is not affiliated with Hines Global or its affiliates.

The following unaudited pro forma condensed consolidated financial information gives effect to the disposition of 550 Terry Francois, including the receipt of proceeds from the sale, as well as the effect of the dispositions of Fiege Mega Centre, the Harder Logistics Portfolio, Simon Hegele Logistics (collectively, the “German Logistics Properties”), and 818 Bourke Street, 100 Brookes Street, 825 Ann Street, 465 Victoria Avenue (collectively the “Australia Portfolio”), Campus at Playa Vista, and five logistics facilities located in Warsaw, Katowice, Wroclaw, and Poland (collectively, the “Poland Logistics Portfolio”). In our opinion, all material adjustments necessary to reflect the effect of the above transaction have been made.

HINES GLOBAL REIT, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
As of September 30, 2018
(In thousands)

The following unaudited Pro Forma Condensed Consolidated Balance Sheet is presented assuming the disposition of 550 Terry Francois, as well as the effect of the dispositions of the Poland Logistics Portfolio, Australia Portfolio, and Campus at Playa Vista, had occurred as of September 30, 2018. This unaudited Pro Forma Condensed Consolidated Balance Sheet should be read in conjunction with our unaudited Pro Forma Condensed Consolidated Statements of Operations appearing herein and our historical financial statements and notes thereto as filed in our quarterly report on Form 10-Q for the nine months ended September 30, 2018. This unaudited Pro Forma Condensed Consolidated Balance Sheet is not necessarily indicative of what the actual financial position would have been had we completed these transactions on September 30, 2018, nor does it purport to represent our future financial position.

	As of September 30, 2018 (a)	Adjustments for the disposition of 550 Terry Francois		Prior Dispositions Pro Forma Adjustments		Pro Forma
ASSETS
Investment property, net	$2,348,389	$(134,464)	(c)	$(487,550)	(e)	$1,726,375
Cash and cash equivalents	142,323	328,717	(b)	532,820	(f)	1,003,860
Restricted cash	20,206	—		(2,301)	(e)	17,905
Tenant and other receivables, net	67,776	(6,914)	(c)	(13,356)	(e)	47,506
Intangible lease assets, net	284,820	(6,051)	(c)	(38,438)	(e)	240,331
Deferred leasing costs, net	143,785	(6,920)	(c)	(36,350)	(e)	100,515
Deferred financing costs, net	569	—		(22)	(e)	547
Other assets	29,494	(117)	(c)	(8,239)	(e)	21,138
Total assets	3,037,362	174,251		(53,436)		3,158,177
LIABILITIES AND EQUITY
Liabilities:
Accounts payable and accrued expenses	118,340	(857)	(c)	7,749	(e)	125,232
Due to affiliates	7,698	3,424	(c)	8,932	(e)	20,054
Intangible lease liabilities, net	58,477	—		(996)	(e)	57,481
Other liabilities	21,512	(60)	(c)	(2,475)	(e)	18,977
Distributions payable	26,283	—		—		26,283
Notes payable, net	1,447,722	—		(374,886)	(e)	1,072,836
Total liabilities	1,680,032	2,507		(361,676)		1,320,863

Commitments and Contingencies	—	—		—		—

Equity:
Stockholders’ equity:
Preferred shares, $.001 par value; 500,000 preferred shares authorized, none issued or outstanding as of September 30, 2018	—	—		—		—
Common shares, $.001 par value; 1,500,000 common shares authorized as of September 30, 2018; 270,889 issued and outstanding as of September 30, 2018	271	—		—		271
Additional paid-in capital	2,437,937	—		—		2,437,937
Accumulated distributions in excess of earnings	(925,523)	171,744	(d)	273,759	(g)	(480,020)
Accumulated other comprehensive income (loss)	(155,963)	—		34,481	(g)	(121,482)
Total stockholders’ equity	1,356,722	171,744		308,240		1,836,706
Noncontrolling interests	608	—		—		608
Total equity	1,357,330	171,744		308,240		1,837,314
Total liabilities and equity	3,037,362	174,251		(53,436)		3,158,177

See notes to unaudited pro forma condensed consolidated financial statements.

HINES GLOBAL REIT, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Nine Months Ended September 30, 2018
(In thousands, except per share amounts)

The following unaudited Pro Forma Condensed Consolidated Statement of Operations is presented assuming the dispositions of 550 Terry Francois, including the receipt of proceeds from the sale, as well as the effect of the dispositions of the Poland Logistics Portfolio, Australia Portfolio, Campus at Playa Vista and German Logistics Properties, had occurred as of January 1, 2017. This unaudited Pro Forma Condensed Consolidated Statement of Operations should be read in conjunction with our unaudited Pro Forma Condensed Consolidated Balance Sheet appearing herein and our historical financial statements and notes thereto as filed in our quarterly report on Form 10-Q for the nine months ended September 30, 2018. This unaudited Pro Forma Condensed Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations would have been had we completed this transaction on January 1, 2017, nor does it purport to represent our future operations.

	Nine Months Ended September 30, 2018 (a)	Adjustments for the disposition of 550 Terry Francois (b)	Prior Dispositions Pro Forma Adjustments (c)	Pro Forma
Revenues:
Rental revenue	$233,742	$(13,628)	$(57,762)	$162,352
Other revenue	13,490	(1,039)	(4,267)	8,184
Total revenues	247,232	(14,667)	(62,029)	170,536
Expenses:
Property operating expenses	57,770	(2,491)	(13,320)	41,959
Real property taxes	31,779	(1,961)	(5,039)	24,779
Property management fees	5,535	(443)	(1,342)	3,750
Depreciation and amortization	88,056	(3,280)	(20,178)	64,598
Asset management and acquisition fees	26,527	(2,204)	(6,851)	17,472
General and administrative expenses	8,187	—	—	8,187
Impairment losses	9,378	—	—	9,378
Total expenses	227,232	(10,379)	(46,730)	170,123
Income (loss) before other income (expenses) and benefit (provision) for income taxes	20,000	(4,288)	(15,299)	413
Other income (expenses):
Gain (loss) on derivative instruments	(39)	—	—	(39)
Gain (loss) on sale of real estate investments	216,147	—	—	216,147
Foreign currency gains (losses)	(4,543)	—	1,705	(2,838)
Interest expense	(45,921)	—	10,756	(35,165)
Other income (expenses)	570	(22)	(386)	162
Income (loss) before benefit (provision) for income taxes	186,214	(4,310)	(3,224)	178,680
Benefit (provision) for income taxes	1,383	—	79	1,462
Benefit (provision) for income taxes related to sale of real estate	(3,229)	—	3,229	—
Net income (loss)	184,368	(4,310)	84	180,142
Net (income) loss attributable to noncontrolling interests	(10,220)	—	—	(10,220)
Net income (loss) attributable to common stockholders	$174,148	$(4,310)	$84	$169,922
Basic and diluted income (loss) per common share:	$0.64	$—	$—	$0.62
Weighted average number of common shares outstanding	272,563	—	—	272,563

See notes to unaudited pro forma condensed consolidated financial statements.

HINES GLOBAL REIT, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2017
(In thousands, except per share amounts)

The following unaudited Pro Forma Condensed Consolidated Statement of Operations is presented assuming the dispositions of 550 Terry Francois, including the receipt of the proceeds from the sale, as well as the effect of the dispositions of the Poland Logistics Portfolio, Australia Portfolio, Campus at Playa Vista and German Logistics Properties, had occurred as of January 1, 2017. This unaudited Pro Forma Condensed Consolidated Statement of Operations should be read in conjunction with our unaudited Pro Forma Condensed Consolidated Balance Sheet appearing herein and our historical financial statements and notes thereto as filed in our annual report on Form 10-K for the year ended December 31, 2017. This unaudited Pro Forma Condensed Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations would have been had we completed this transaction on January 1, 2017, nor does it purport to represent our future operations.

	Year Ended December 31, 2017 (a)	Adjustments for the disposition of 550 Terry Francois (b)	Prior Dispositions Pro Forma Adjustments (c)	Pro Forma
Revenues:
Rental revenue	$379,188	$(20,748)	$(83,003)	$275,437
Other revenue	24,461	(1,334)	(6,184)	16,943
Total revenues	403,649	(22,082)	(89,187)	292,380
Expenses:
Property operating expenses	89,043	(3,110)	(17,030)	68,903
Real property taxes	48,566	(2,579)	(6,563)	39,424
Property management fees	8,230	(578)	(1,661)	5,991
Depreciation and amortization	138,503	(4,374)	(30,617)	103,512
Acquisition related expenses	127	—	—	127
Asset management and acquisition fees	37,949	(2,939)	(8,530)	26,480
General and administrative expenses	9,250	(2)	—	9,248
Impairment losses	7,124	—	—	7,124
Total expenses	338,792	(13,582)	(64,401)	260,809
Income (loss) before other income (expenses) and benefit (provision) for income taxes	64,857	(8,500)	(24,786)	31,571
Other income (expenses):
Gain (loss) on derivative instruments	(634)	—	—	(634)
Gain (loss) on sale of real estate investments	364,325	—	—	364,325
Foreign currency gains (losses)	10,046	—	(3,789)	6,257
Interest expense	(59,461)	—	14,496	(44,965)
Other income (expenses)	680	(18)	(724)	(62)
Income (loss) before benefit (provision) for income taxes	379,813	(8,518)	(14,803)	356,492
Benefit (provision) for income taxes	8,705	—	(6,197)	2,508
Provision for income taxes related to sale of real estate	(12,911)	—	—	(12,911)
Net income (loss)	375,607	(8,518)	(21,000)	346,089
Net (income) loss attributable to noncontrolling interests	(54,657)	—	—	(54,657)
Net income (loss) attributable to common stockholders	$320,950	$(8,518)	$(21,000)	$291,432
Basic and diluted income (loss) per common share:	$1.16	$—	$—	$1.05
Weighted average number of common shares outstanding	276,374	—	—	276,374

See notes to unaudited pro forma condensed consolidated financial statements.

HINES GLOBAL REIT, INC.
NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2018

(a)	Reflects the Company's historical Condensed Consolidated Balance Sheet as of September 30, 2018.

(b)	Reflects the proceeds received from the sale of 550 Terry Francois less any cash on hand at 550 Terry Francois as of September 30, 2018.

(c)	Amounts represent the adjustments necessary to remove the assets and liabilities associated with 550 Terry Francois, and to add liabilities incurred due to the sale of the property.

(d)	Reflects the adjustments related to the disposition of 550 Terry Francois and the gain on sale.

(e)
Reflects the Company’s disposition of the Poland Logistics Portfolio, Australia Portfolio, and Campus at Playa Vista. Amounts represent the adjustments necessary to remove the assets and liabilities associated with the Poland Logistics Portfolio, Australia Portfolio, and Campus at Playa Vista, and to add liabilities incurred due to the sales of the properties.

(f)
Reflects the proceeds received from the sale of the Poland Logistics Portfolio, Australia Portfolio, and Campus at Playa Vista less any cash on hand at the Poland Logistics Portfolio, Australia Portfolio, and Campus at Playa Vista as of September 30, 2018.

(g)	Reflects the adjustments related to the disposition of the Poland Logistics Portfolio, Australia Portfolio, and Campus at Playa Vista and the gain on sale.

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 2018

(a)	Reflects the Company's historical Condensed Consolidated Statement of Operations for the nine months ended September 30, 2018.

(b)
Amounts represent the adjustments necessary to remove the historical revenues and expenses of 550 Terry Francois, including property operating expenses, property taxes, management fees, depreciation and amortization, asset management and acquisition fees, and interest income associated with 550 Terry Francois. Such adjustments exclude the effect of the gain on sale, as this represents a non-recurring transaction.

(c)
Reflects the Company’s disposition of the Poland Logistics Portfolio, Australia Portfolio, Campus at Playa Vista and German Logistics Properties. Amounts represent the adjustments necessary to remove the historical revenues and expenses of the Poland Logistics Portfolio, Australia Portfolio, Campus at Playa Vista and German Logistics Properties, including property operating expenses, property taxes, management fees, depreciation and amortization, asset management and acquisition fees, foreign currency gains (losses), interest expense, interest income and benefit (provision) for income taxes associated with the Poland Logistics Portfolio, Australia Portfolio, Campus at Playa Vista and German Logistics Properties. Such adjustments exclude the effect of the gain on sale, as this represents a non-recurring transaction.

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2017

(a)	Reflects the Company's historical Condensed Consolidated Statement of Operations for the year ended December 31, 2017.

(b)
Amounts represent the adjustments necessary to remove the historical revenues and expenses of 550 Terry Francois, including property operating expenses, property taxes, management fees, depreciation and amortization, asset management and acquisition fees, and interest income associated with 550 Terry Francois. Such adjustments exclude the effect of the gain on sale, as this represents a non-recurring transaction.

(c)
Reflects the Company’s disposition of the Poland Logistics Portfolio, Australia Portfolio, Campus at Playa Vista and German Logistics Properties. Amounts represent the adjustments necessary to remove the historical revenues and expenses of the Poland Logistics Portfolio, Australia Portfolio, Campus at Playa Vista and German Logistics Properties, including property operating expenses, property taxes, management fees, depreciation and amortization, asset management and acquisition fees, foreign currency gains, interest expense, interest income and benefit (provision) for income taxes associated with the Poland Logistics Portfolio, Australia Portfolio, Campus at Playa Vista and German Logistics Properties. Such adjustments exclude the effect of the gain on sale, as this represents a non-recurring transaction.